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Information Statement Pursuant to Section 14(c) of the

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File Nos. 811-06161 and 33-36528

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Allianz Funds
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ALLIANZ FUNDS

NFJ ALL-CAP VALUE FUND

1345 Avenue of the Americas, 50th Floor

New York, NY 10105

INFORMATION STATEMENT

June 22, 2007

GENERAL INFORMATION

The Trustees of Allianz Funds (the “Trust”) are distributing this Information Statement in connection with the approval of a new portfolio management agreement for the Allianz NFJ All-Cap Value Fund (formerly the Allianz NACM Flex-Cap Value Fund) (the “Fund”). As discussed in this Information Statement, the Fund’s portfolio management agreement with its prior sub-adviser, Nicholas-Applegate Capital Management LLC (“NACM”), was terminated on March 30, 2007 (the “NACM Portfolio Management Agreement”) and NFJ Investment Group L.P. (“NFJ”) was retained as the sub-adviser to the Fund pursuant to an Addendum to Portfolio Management Agreement, which added the Fund to NFJ’s existing portfolio management agreement with Allianz Global Investors Fund Management LLC (the “NFJ Portfolio Management Agreement”). This Information Statement also describes generally the terms of the NFJ Portfolio Management Agreement. As explained in this Information Statement, the NFJ Portfolio Management Agreement is substantially similar to the NACM Portfolio Management Agreement, except for the identity of the sub-adviser. The change in sub-adviser to NFJ also resulted in changes to the Fund’s investment objective and its investment strategies as explained in this Information Statement. This Information Statement is being distributed to shareholders on or about June 22, 2007.

No approval of shareholders was required to effect the change in sub-advisers for the Fund. The Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the Securities and Exchange Commission (the “SEC”), as described herein. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I. NFJ PORTFOLIO MANAGEMENT AGREEMENT

The Trustees approved the change in sub-adviser for the Fund from NACM to NFJ, effective April 2, 2007, in response to NACM’s decision to exit the value-management business and its intention to focus its efforts on its growth-equity and high-yield/convertible asset-management business. On March 8, 2007, the Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust (the “Independent Trustees”), approved (a) the replacement of NACM with NFJ as sub-adviser to the Fund and (b) an addendum to the portfolio management agreement between Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and NFJ to add the Fund to the portfolio management agreement. A description of the NFJ Portfolio Management Agreement, including the services provided thereunder, the procedures for termination and renewal, and other information, is set forth below.

In general, under the 1940 Act, it is unlawful for any person to serve as an investment adviser or sub-adviser to a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the shareholders of the investment company. Shareholders of the Fund, however, have previously approved a mechanism by which the Adviser may enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC. The conditions include a requirement that the Board of Trustees, including the Independent Trustees, approve any such agreement and a requirement that the Fund provide to its shareholders an information statement within 90 days after the hiring of any new sub-adviser.

Description of Previous Portfolio Management Agreement

Until March 30, 2007, NACM managed the assets of the Fund as sub-adviser pursuant to the NACM Portfolio Management Agreement, dated July 19, 2002, between Allianz Global Investors of America L.P. (“Allianz”) and NACM, as novated by the Novation of Portfolio Management Agreement dated September 30, 2002 between NACM, Allianz and the Adviser. The NACM Portfolio Management Agreement was last approved by the Trustees of the Trust at a meeting held on December 6, 2006 in connection with the Trustees’ annual review and approval of the Fund’s advisory arrangements. The NACM Portfolio Management Agreement was last approved by the Fund’s sole initial shareholder on July 19, 2002 in connection with the commencement of Fund operations. The NACM Portfolio Management Agreement provided that, subject to the general supervision of the Trustees and the Adviser, NACM would provide a continuous investment program for the Fund and determine the composition of the Fund’s investment portfolio, including determination of the purchase, retention or sale of securities, cash and other investments for the Fund.

The terms of the NACM Portfolio Management Agreement are substantially similar to those described below under “Description of the NFJ Portfolio Management Agreement.” Under the NACM Portfolio Management Agreement, the Adviser (not the Fund) paid NACM a monthly fee for serving as sub-adviser to the Fund at the annual rate (based on the average daily net assets of the Fund) of 0.55%. During the fiscal year ended June 30, 2006, the sub-advisory fees paid to NACM for its services to the Fund were $245,724.

Description of the NFJ Portfolio Management Agreement

The following discussion of the NFJ Portfolio Management Agreement is qualified in its entirety by reference to the NFJ Portfolio Management Agreement and the Addendum thereto adding the Fund to the Agreement, both of which are attached to this Information Statement as Appendix A. The NFJ Portfolio Management Agreement was approved by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held March 8, 2007, and was entered into effective April 2, 2007.

The NFJ Portfolio Management Agreement provides that, subject to the general supervision of the Trustees and the Adviser, NFJ shall provide a continuous investment program for the Fund and determine the composition of the Fund’s investment portfolio, including determination of the purchase, retention or sale of securities, cash and other investments for the Fund. NFJ provides such services in accordance with the Fund’s investment objective, investment policies and investment restrictions as stated in the Trust’s registration statement filed with the SEC, as supplemented and amended from time to time and delivered to NFJ. For the services provided, the Adviser (not the Fund) pays NFJ a monthly fee for the Fund at the annual rate (based on the average daily net assets of the Fund) of 0.55%, the same fee rate previously paid to NACM under the NACM Portfolio Management Agreement.

The NFJ Portfolio Management Agreement provides that it will continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund provided such continuance is approved at least annually (a) by a vote of the majority of the entire Board of Trustees of the Trust or (b) by the vote of a majority of the outstanding voting securities of the Fund, and provided that continuance is also approved by a vote of the majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Adviser or NFJ, cast in person at a meeting called for the purpose of voting on such approval. The NFJ Portfolio Management Agreement provides that it may not be materially amended with respect to the Fund without a vote of the majority of the outstanding voting securities of the Fund, except to the extent permitted by the terms of any exemptive relief that may be granted by the SEC or by any applicable SEC rule, and also provides that it terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

The NFJ Portfolio Management Agreement may be terminated at any time with respect to the Fund, without the payment of any penalty by (a) the Trust by a vote of the majority of the Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ notice to NFJ, (b) by the Adviser upon 60 days’ written notice to NFJ, or (c) by NFJ upon 60 days’ written notice to the Trust.

The NFJ Portfolio Management Agreement provides that, except as required by applicable law, NFJ and its affiliates and controlling persons shall not be liable for any act or omission or mistake in judgment connected with or arising out of any services rendered under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of NFJ’s obligations and duties under the Agreement. In addition, the NFJ Portfolio Management Agreement provides that the Adviser and NFJ shall indemnify the other party and its affiliates and controlling persons for liability incurred by such persons arising out of the indemnifying party’s responsibilities to the Trust, based on (a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or (b) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by NFJ or any affiliated person of NFJ.

Trustees’ Considerations. In approving the NFJ Portfolio Management Agreement, the Trustees, including the Independent Trustees, requested and evaluated information about NFJ provided by the Adviser which, in the Adviser’s opinion, constituted all information reasonably necessary for the Trustees to form a judgment as to whether the NFJ Portfolio Management Agreement would be in the best interests of the Fund and its shareholders.

The Trustees considered and approved the NFJ Portfolio Management Agreement at an in-person meeting held on March 8, 2007, for which they received information relating to the proposal, but also took into account information regarding the Fund and its fees and expenses and NFJ and its personnel and resources that the Board had most recently reviewed in connection with the annual review and approval of the Trust’s advisory and sub-advisory arrangements, culminating in December, 2006.

During the course of their review, the Trustees met with and discussed the proposal with representatives of the Adviser and NACM and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were also assisted in their evaluation of the proposal by independent legal counsel, with whom they met separately from management.

In considering the NFJ Portfolio Management Agreement and the information about NFJ provided, the Trustees considered the nature, extent and quality of the services to be provided by NFJ, taking into account the relative complexity of managing the Fund, the size of NFJ’s staff and NFJ’s assets under management, and the adequacy of NFJ’s resources given the size and complexity of the Fund and NFJ’s other assets under management. Among other matters, the Trustees considered the management style to be used for the Fund, which was described as investing in securities of companies of any market capitalization that the portfolio managers believe to be undervalued, the fact that this value-management style is a core investment approach of NFJ used for other series of the Trust and the fact that NACM used an all-capitalizations value approach in managing the Fund previously. The Trustees also considered the total return performance of the Fund through December 31, 2006 as well as performance information about a model portfolio developed by NFJ for a managed account platform utilizing a similar investment strategy to that proposed for the Fund. In addition, the Trustees considered the identities and experience of the investment personnel at NFJ who would be providing portfolio management services to the Fund, including Jeffrey S. Partenheimer, Benno J. Fischer, and Thomas W. Oliver, who would share primary responsibility for the day-to-day management of the Fund. The Trustees took into account, among other information, the strong performance records of the other series of the Trust managed by NFJ and the individual portfolio managers using a value-based investment approach, based on a comparison of the performance of these series with the performance of benchmark indices and peer funds identified by Lipper, Inc. (“Lipper”).

The Trustees considered the fact that the NFJ Portfolio Management Agreement would have terms and conditions substantially identical to those of the NACM Portfolio Management Agreement and portfolio management agreements pursuant to which other affiliates of the Adviser provide sub-advisory services to other series of the Trust. The Trustees considered the proposed advisory and sub-advisory fees and noted that neither the sub-advisory or advisory fees nor other expenses of the Fund would increase as a result of the retention of NFJ and that the Fund’s total annual operating expenses would remain the same. Among other information, the Trustees considered (i) the level of the Fund’s advisory fees versus its peer group and peer universe as provided by Lipper; (ii) the level of the Fund’s sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the sub-adviser, and the services provided by the Adviser, on the one hand, and the sub-adviser, on the other hand; (iv) that the Adviser (and not the Fund) pays the sub-advisory fees; (v) that the Fund pay a unitary fee for non-advisory services, which differentiates the Fund from many in the industry; and (vi) the Fund’s total expenses as compared to those funds in its peer group and peer universe as provided by Lipper.

The Trustees also considered fees paid to NFJ for separate accounts managed with the mid-cap, large-cap and dividend-value strategies. The Trustees considered the impact the transition to NFJ would have on the Fund’s portfolio, including the estimated transaction costs and expenses related to restructuring the Fund’s portfolio to comport with its proposed new investment objective and investment strategies and NFJ’s management approach, as well as the potential for impact to shareholders from the recognition of gains from the sale of portfolio securities made in restructuring the portfolio.

The Trustees considered that under the NFJ Portfolio Management Agreement, NFJ may obtain research services from brokers in connection with portfolio securities transactions for the Fund as described under “Brokerage and Research Services” below.

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees to be paid to NFJ and the costs to be incurred by NFJ in providing services to the Fund) and the estimated profitability of the Adviser’s relationship with the Fund both assuming that the Fund continued to be sub-advised by NACM and assuming portfolio management responsibilities were transferred to NFJ.

The Trustees considered the extent to which the Adviser and NFJ may realize economies of scale or other efficiencies in managing and supporting the Fund. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. The Trustees noted that the Fund would retain its administrative fee breakpoint schedule and noted that the Independent Trustees had concluded in prior years that, under the circumstances, breakpoints in the administrative fee were an effective way to share any economies of scale or other efficiencies with Fund shareholders.

The Trustees considered the need for a replacement subadviser in light of NACM’s decision to exit the value-management business, and that retaining NFJ in accordance with the SEC exemptive order would allow Fund shareholders to continue to hold their investment in a value-based all-capitalization fund managed by a seasoned sub-adviser in the Allianz family, without the delay and costs associated with a shareholder meeting and solicitation. They also considered possible disadvantages to other alternatives such as liquidating the Fund. Based on these and other considerations as required by the exemptive order, the Trustees and the Independent Trustees determined that the change of sub-adviser from NACM to NFJ was in the best interests of the Fund and its shareholders and did not involve a conflict of interest from which the Adviser, NACM or NFJ derived an improper advantage.

After consideration of the foregoing factors and such other factors as the Trustees deemed relevant, the Trustees, including the Independent Trustees, unanimously concluded that it would be appropriate and desirable for NFJ to act as investment sub-adviser to the Fund and that their approval of the NFJ Portfolio Management Agreement for the Fund was in the best interests of the Fund and its shareholders.

Changes in the Fund’s Investment Objective and Investment Strategies

The Fund continues to be managed in accordance with an all-capitalization, value-based investment approach with NFJ as sub-adviser. However, the change in sub-adviser from NACM to NFJ resulted in certain changes to the Fund’s investment objective and investment strategies to align with NFJ’s particular portfolio management approach. The Fund’s fundamental investment restrictions remained unchanged. The Fund’s revised investment objective is to seek long-term growth of capital and income, whereas previously it was to seek long-term capital appreciation only. The Fund now seeks to achieve its objective by normally investing in common stocks and other equity securities of companies that represent a broad range of market capitalizations, yet are still believed to be undervalued relative to the market, across a broad range of industry groups. The Fund also seeks to invest a portion of its assets in common stocks that are expected to generate income (for example, by paying dividends), and may invest a portion of its assets in non-U.S. securities, including emerging markets securities. The approximate number of holdings of the Fund is now 35-50.

With respect to the Fund’s stock selection process, the portfolio managers initially classify the Fund’s investment universe by industry and then identify what they believe to be the most undervalued stocks in each industry to identify potential holdings for the Fund representing a broad range of industry groups. The portfolio managers seek to identify attractive securities within each market capitalization range and select approximately 35 to 50 securities for the Fund. Although the Fund normally has exposure to small, medium and large capitalization companies, the portfolio managers reserve the flexibility to vary the Fund’s relative weightings to each capitalization range based upon relative investment performance and the portfolio managers’ views regarding market conditions and other factors, such that relative capitalization weightings will vary over time.

II. OTHER INFORMATION

The Trust is an open-end management investment company (“mutual fund”) organized in 1990 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust currently consists of thirty-six separate investment series, although not all of these series currently offer their shares to the public. The address of the Trust is 2187 Atlantic Street, Stamford, CT 06902.

Investment Adviser

Allianz Global Fund Management serves as investment adviser to the Fund. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz Paclife Partners

LLC is a Delaware limited liability company with two members, Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Life is a wholly owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is a wholly owned subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee. The address for Allianz Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC, Allianz Global Investors of America Holding Inc. and Allianz is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660. Allianz Global Investors Aktiengesellschaft’s address is Nymphenburger Strausse 112-116, 80636, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. The address for Pacific Life is 700 Newport Center Drive, Newport Beach, CA 92660.

The Adviser is located at 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. The Adviser and its investment management affiliates had approximately $745.5 billion of assets under management as of March 31, 2007.

Description of the Advisory Agreement. Allianz Global Fund Management has been the investment adviser to the Fund since its inception on July 19, 2002, and currently acts as the Fund’s Adviser pursuant to an Addendum to Investment Advisory Agreement, dated July 19, 2002, to the advisory agreement dated November 15, 1994, as further amended and restated as of May 5, 2000 (as novated by the Novation dated September 30, 2002 among the Trust, the Adviser and Allianz) (the “Advisory Agreement”). The Advisory Agreement was last approved by the Trustees of the Trust at a meeting held on December 6, 2006 in connection with the Trustees’ annual review and approval of the Fund’s advisory arrangements. The Advisory Agreement was last submitted for approval by the Fund’s shareholders when it was approved by the sole initial shareholder on July 19, 2002 in connection with the commencement of Fund operations.

The Advisory Agreement requires that subject to the general supervision of the Trustees, the Adviser, either directly or through others engaged by it, provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including the determination of the purchase, retention or sale of securities, cash and other investments for the Fund. The Adviser provides or arranges for the provision of such services in accordance with the Fund’s investment objectives, investment policies and investment restrictions as stated in the Trust’s registration statement filed with the SEC, as supplemented from time to time. The Advisory Agreement provides that the Adviser may, at its expense and subject to its supervision, engage sub-advisers to render any or all of the investment advisory services that the Adviser would be obligated to provide under the Advisory Agreement.

The Advisory Agreement provides that it will, unless sooner terminated in accordance with its terms, continue in effect with respect to the Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust or (ii) by the vote of a majority of the outstanding voting securities of the Fund, and provided continuance is also specifically approved by the vote of a majority of the Board of Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the Fund.

The Advisory Agreement may be terminated by the Trust at any time with respect to the services provided by the Adviser, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to the Fund, by vote of a majority of the outstanding voting shares of the Fund, on 60 days’ written notice to the Adviser.

The Advisory Agreement provides that the Adviser will not be subject to any liability arising out of any services rendered by it under the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement provides that the Adviser shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the Advisory Agreement.

For investment advisory services, the Fund pays Allianz Global Fund Management an advisory fee at the annual rate of 0.65% of the Fund’s average daily net assets. During the fiscal year ended June 30, 2006, the Fund paid the Adviser $290,401 under the Advisory Agreement.

Administrator

Allianz Global Fund Management also serves as the Fund’s administrator. For administrative services, Class A, B and C shareholders of the Fund pay Allianz Global Fund Management an administrative fee at the average annual rate of 0.40% of average daily net assets. Class D shareholders of the Fund pay Allianz Global Fund Management an administrative fee at the average annual rate of 0.65% of average daily net assets. The administrative fee rate for Class A, B, C and D shares of the Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. The Fund pays Allianz Global Fund Management with respect to its Institutional and Administrative Class shares at the average annual rate of 0.25% of average daily net assets. The administrative fee rate for Institutional and Administrative Class shares of the Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class. In its capacity as administrator, Allianz Global Fund Management (and not the Fund) pays NFJ a sub-administrative fee of [0.10%] on net assets attributable to Institutional and Administrative Class shares of the Fund for shareholder services provided to shareholders of those classes. [The Administrator pays NFJ an additional subadministrative fee of 0.10% on net assets attributable to certain investors who own $1 million or more of Institutional or Administrative Class shares of the Fund.] During the fiscal year ended June 30, 2006, the Fund paid $131,139 in administrative fees.

Information about the Sub-Adviser

NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. NFJ is a Delaware limited partnership and is an indirect wholly owned subsidiary of Allianz and is an affiliate of Allianz Global Fund Management. Information about the ownership of Allianz is provided above under “Investment Adviser.” NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. NFJ has two partners: Allianz Global Investors U.S. Equities LLC as the limited partner, and NFJ Management Inc. as the general partner. Accounts managed by NFJ (on a discretionary and non-discretionary basis) had combined assets as of March 31, 2007, of approximately $36.3 billion.

Information about the managing directors of NFJ is provided below.

Officer/Director	Principal Role
Barbara R. Claussen	Chief Operating Officer
Benno J. Fischer	Portfolio Manager
John L. Johnson	Portfolio Manager
Paul A. Magnuson	Portfolio Manager
J. Christopher Najork	Portfolio Manager
Jeffrey S. Partenheimer	Portfolio Manager

The address of the individuals listed above is 2100 Ross Avenue, Suite 700, Dallas, Texas 75201.

Other Funds Managed by the Sub-Adviser

The Sub-Adviser does not provide investment advisory services to other investment companies with an investment objective that might be deemed similar to that of the Fund.

Certain Trustees and Officers of the Trust

The following table lists the names of each Trustee and officer of the Trust who is also an officer, employee, director, general partner or shareholder of the Adviser or NFJ:

Name	Position with Trust	Position with Adviser or NFJ
E. Blake Moore, Jr.	President and Chief Executive Officer	Managing Director, Allianz Global Fund Management
Udo Frank	Trustee	Member of Management Board
John C. Maney	Trustee	Member of Management Board, Chief Financial Officer

Certain Regulatory Matters

In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. Allianz, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, Allianz Global Fund Management, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

Since February 2004, Allianz Global Fund Management, PEA, AGID and certain of their affiliates and employees, various Allianz Funds and other affiliated investment companies, the Allianz Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Allianz Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, Allianz Global Fund Management and AGID believe that these matters are not likely to have a material adverse effect on the Fund or on Allianz Global Fund Management’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund.

Principal Underwriter

AGID (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares, including those of the Fund, pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC. During the fiscal year ended June 30, 2006, the Fund paid $99,303 under its distribution and/or service (12b-1) plans.

Brokerage and Research Services

The Fund’s portfolio transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

When NFJ places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund, it is anticipated that such transactions will be effected through a substantial number of brokers and dealers selected by it in its discretion. In so doing, NFJ intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, NFJ, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and NFJ will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, NFJ may receive services from many broker-dealers with which NFJ may place the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. The advisory or sub-advisory fees paid by the Fund are not reduced because NFJ receives such services even though the receipt of such services relieves NFJ from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by NFJ to place the Fund’s portfolio transactions may be useful to NFJ in providing services to NFJ’s other clients, although not all of these services may be necessarily useful and of value to NFJ in managing the Fund. Conversely, research and brokerage services provided to NFJ by broker-dealers in connection with trades executed on behalf of other clients of NFJ may be useful to NFJ in managing the Fund, although not all of these services may be necessarily useful and of value to NFJ in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), under the NFJ Portfolio Management Agreement, NFJ may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to NFJ an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting the transaction if NFJ determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which NFJ exercises investment decisions.

During the fiscal year ended June 30, 2006, the Fund paid $81,308 in brokerage commissions.

Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares and significant shareholders of the Fund as of a recent date is set forth in Appendix B.

Upon request and without charge, the Fund will furnish each person to whom this Information Statement is delivered a copy of the Fund’s latest annual report and semi-annual report to shareholders. To request a copy, please call 1-800-498-5413 (for Institutional and Administrative Class Reports) or 1-888-877-4626 (for Class A, B, C and Class D Reports) or write to the Trust at the address appearing above.

Only one copy of this Information Statement may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the applicable Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Information Statement and you are a holder of record of your shares, please call 1-800-498-5413 (for Institutional and Administrative Class shares) or 1-888-877-4626 (for Class A, B, C and Class D shares). If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this Information Statement. If in the future you do not want the mailing of information statements and proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this Information Statement and want future mailings to be combined with those of other members of your household, please contact the Adviser in writing at Allianz Global Investors Fund Management LLC, c/o BFDS Midwest, P. O. Box 219024, Kansas City, MO 64121-9024 (for Institutional and Administrative Class shares) or Allianz Global Investors Fund Management LLC, c/o PFPC, PO Box 9688, Providence, RI 02940 (for Class A, B, C and Class D shares) or by telephone at 1-800-426-0107, or contact your financial service firm.

Appendix A

FORM OF PORTFOLIO MANAGEMENT AGREEMENT

AGREEMENT made this 5th day of May, 2000 between PIMCO Advisors L.P. (the “Adviser”), a limited partnership, and NFJ Investment Group (the “Portfolio Manager”), a general partnership.

WHEREAS, PIMCO Funds: Multi-Manager Series (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series, with each such series representing interests in a separate portfolio; and

WHEREAS, the Trust has established multiple series, including operational series and series that are expected to be operational; and

WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “Advisers Act”); and

WHEREAS, the Trust has retained the Adviser to render management services to the Trust’s series pursuant to an Investment Advisory Agreement dated as of May 5, 2000, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser’s responsibilities with respect to the management of such series; and

WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1. Appointment. The Adviser hereby appoints NFJ Investment Group to act as Portfolio Manager to PIMCO Small-Cap Value, NFJ Equity Income, NFJ Value 25 and NFJ Value Funds (the “Funds”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2. Portfolio Management Duties. Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund’s investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

(a) Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

(b) Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

(c) Is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Portfolio Manager’s primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

(d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(e) Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

(f) Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

(g) Will make available to the Trust and the Adviser, promptly upon request, any of the Funds’ investment records and ledgers as are necessary to assist the Trust to comply with the requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(h) Will regularly report to the Trust’s Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Trust’s Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

(i) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager’s knowledge:

(i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person’s conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

(ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager’s Form ADV, and any supplements or amendments thereto, as filed with the SEC.

4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

(a) Expenses of all audits by the Trust’s independent public accountants;

(b) Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

(c) Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

(d) Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

(e) Expenses of obtaining Portfolio Activity Reports for each Fund;

(f) Expenses of maintaining the Trust’s tax records;

(g) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

(h) Taxes, if any, levied against the Trust or any of its series;

(i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

(j) Costs, including the interest expenses, of borrowing money;

(k) Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the registration of shares with federal and state securities or insurance authorities;

(l) The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m) Costs of printing stock certificates, if any, representing Shares of the Trust;

(n) Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(o) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(p) Association membership dues;

(q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5. Compensation. For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

7. Compliance.

(a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust’s agent.

9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12. Liability. Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

13. Indemnification. The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (collectively, “PM Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14. Duration and Termination. This Agreement shall take effect as of the date hereof, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to a Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, except to the extent permitted by any exemption or exemptions that may be granted upon application made to the SEC or by any applicable SEC rule. This Agreement may be terminated:

(a) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days’ written notice to the Portfolio Manager;

(b) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust;

(c) by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

15. Agreement and Declaration of Trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

16. Miscellaneous.

(a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

PIMCO ADVISORS L.P.

By:
Attest:	Title:
Title:
NFJ INVESTMENT GROUP

By:
Attest:	Title:
Title

Schedule A

Fund	Portfolio Manager	Annual Fee Rate*
NFJ Equity Income Fund	NFJ Investment Group	0.35%
NFJ Value Fund	NFJ Investment Group	0.35%
Small-Cap Value Fund	NFJ Investment Group	0.50%
NFJ Value 25	NFJ Investment Group	0.40%

*	The Annual Fee Rates are based on the average daily net assets of the particular Fund taken separately.

FORM OF NOVATION OF PORTFOLIO MANAGEMENT AGREEMENT

This Novation Agreement is entered into this 30th day of September, 2002 by and among Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) (“ADAM”), a Delaware limited partnership, NFJ Investment Group (“NFJ”), a general partnership, and PIMCO Funds Advisors LLC (“PFA”), a Delaware limited liability company.

WHEREAS, PIMCO Funds: Multi-Manager Series (the “Trust”) has retained ADAM to render management services to the Trust’s series pursuant to an Investment Advisory Agreement dated May 5, 2000, as from time to time amended or supplemented, and such agreement authorizes ADAM to engage sub-advisers to discharge ADAM’s responsibilities with respect to the management of such series;

WHEREAS, ADAM has appointed NFJ to act as portfolio manager to PIMCO Small-Cap Value, PIMCO Equity Income, PIMCO Basic Value and NFJ Value 25 Funds (the “Funds”) pursuant to the terms of the Portfolio Management Agreement dated as of May 5, 2000 by and between ADAM and NFJ (as from time to time amended or supplemented, the “Portfolio Management Agreement”);

WHEREAS, ADAM, PFA and NFJ are all registered with the SEC as investment advisors under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time;

WHEREAS, the Trust and ADAM desire that ADAM be replaced as the Funds’ investment advisor by PFA in a transaction which does not result in a change of actual control or management in accordance with Rule 2a-6 of the Investment Company Act of 1940; and

WHEREAS, ADAM desires to affect a novation of the Portfolio Management Agreement so that PFA is substituted for ADAM as a party to such agreement and ADAM is released from its obligations under such agreement, PFA desires to accept the novation thereof, and NFJ desires to consent to such novation;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1. Novation and Acceptance. Subject to the terms and conditions contained herein, ADAM hereby affects a novation of the Portfolio Management Agreement to substitute PFA for ADAM as party to such agreement (the “Novation”), NFJ hereby consents to such Novation and hereby releases ADAM from all of its duties and obligations under the Portfolio Management Agreement, and PFA hereby accepts the Novation and hereby releases ADAM from all of its duties and obligations under the Portfolio Management Agreement and assumes all rights, duties and obligations of ADAM under such agreement. Any procedures established from time to time by agreement between ADAM and NFJ shall be assigned to PFA, subject to the terms and conditions contained herein and subject to amendment by mutual agreement of PFA and NFJ.

2. Term. The Novation shall become effective on the date hereof and shall extend for so long as the terms specified in Section 14 of the Portfolio Management Agreement are satisfied or until terminated in accordance with said Section 14.

3. No Termination. The parties agree that the Novation shall not constitute an “assignment” of the Portfolio Management Agreement for purposes of Section 14 of the Portfolio Management Agreement or the 1940 Act, and that the Portfolio Management Agreement, as so novated, shall remain in full force and effect after the Novation.

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IN WITNESS WHEREOF, the parties hereto have caused this Novation Agreement to be executed as of the day and year first above written.

ALLIANZ DRESDNER
ASSET MANAGEMENT
OF AMERICA L.P.

By:
Name:
Title:

NFJ INVESTMENT GROUP

By:
Name:
Title:

PIMCO FUNDS ADVISORS LLC

By:
Name:
Title:

ADDENDUM TO PORTFOLIO MANAGEMENT AGREEMENT

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, New York 10105

April 2, 2007

NFJ Investment Group L.P.

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RE: Allianz NFJ All-Cap Value Fund

Ladies and Gentlemen:

This will confirm the agreement between Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (the “Adviser”) and NFJ Investment Group L.P. (the “Portfolio Manager”) as follows:

1. Allianz Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and consisting of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Up to seven separate classes of shares of beneficial interest in the Trust are offered to investors with respect to each investment portfolio. Allianz NFJ All-Cap Value Fund (formerly, Allianz NACM Flex-Cap Value Fund) (the “Fund”) is a separate investment portfolio of the Trust.

2. In reliance on and in accordance with a Securities and Exchange Commission order (the “Order”) granted to the Trust under Section 6(c) of the Investment Company Act of 1940 (the “1940 Act”) for an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act, the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust, have authorized the replacement of the Fund’s current sub-adviser, Nicholas-Applegate Capital Management LLC (“NACM”), a wholly-owned indirect subsidiary (as defined in section 2(a)(43) of the 1940 Act) of Allianz Global Investors of America L.P. (“AGI”), with the Portfolio Manager, also a wholly-owned indirect subsidiary of AGI, without approval of the Fund’s shareholders, and have made various required findings required under the Order, and the portfolio management agreement between the Adviser and NACM with respect to the Fund has been terminated as of the date hereof.

3. The Adviser and the Portfolio Manager have entered into a Novation Agreement dated September 30, 2002, pursuant to which the Adviser agreed to assume the duties of Allianz

Global Investors of America L.P. (formerly Allianz Dresdner Asset Management of America L.P.) (the “Prior Adviser”) under a Portfolio Management Agreement between the Prior Adviser and the Portfolio Manager dated May 5, 2000 (as novated and as from time to time in effect, the “Agreement”), to provide investment advisory and other services specified in the Agreement to specified series of the Trust, and the Portfolio Manager has accepted such employment.

4. As provided in paragraph 1 of the Agreement, the Adviser hereby appoints the Portfolio Manager to serve as Portfolio Manager with respect to the Fund, and the Portfolio Manager accepts such appointment, the terms and conditions of such employment to be governed by the Agreement, which is hereby incorporated herein by reference. The Adviser and the Portfolio Manager agree to observe the applicable terms of the Order while the Agreement remains in effect with respect to the Fund.

5. As provided in paragraph 5 of the Agreement and subject to further conditions set forth therein, the Adviser shall with respect to the Fund pay the Portfolio Manager a monthly fee at the following annual rate based upon the average daily net assets of the Fund:

Fund	Fee Rate
Allianz NFJ All-Cap Value Fund	0.55%

6. This Addendum and the Agreement shall take effect with respect to the Fund as of the date hereof, and shall remain in effect, unless sooner terminated as provided in the Agreement and herein, with respect to the Fund for a period of two years following such effective date. This Addendum and the Agreement shall continue thereafter on an annual basis with respect to the Fund provided that such annual continuance is specifically approved at least annually (a) by vote of a majority of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities (as such term is defined in 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Fund, and provided that continuance is also approved by vote of a majority of the Board of Trustees of the Trust who are not parties to this Addendum or the Agreement or “interested persons” (as such term is defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Addendum and the Agreement may not be materially amended with respect to the Fund without a majority vote of the outstanding voting securities (as such term is defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Fund, except to the extent permitted by any exemption or exemptions that have or may be granted upon application to the Securities and Exchange Commission (the “SEC”) or by any applicable SEC rule.

This Addendum and the Agreement may be terminated:

(a) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of the Trust or, with respect to the Fund, by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Fund, on 60 days’ written notice to the Portfolio Manager;

(b) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Adviser;

(c) by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Addendum and the Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Fund shall be effective to continue this Addendum and the Agreement with respect to the Fund notwithstanding (a) that this Addendum and the Agreement have not been approved by the holders of a majority of the outstanding shares of any other investment portfolio of the Trust or (b) that this Addendum and the Agreement have not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Addendum and the Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment (as that term in defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) by the Portfolio Manager.

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If the foregoing correctly sets forth the agreement between the Adviser and the Portfolio Manager, please so indicate by signing and returning to the Adviser the enclosed copy hereof.

Very truly yours,

Allianz Global Investors Fund Management LLC

By:	/s/ Andrew J. Meyers
Name:	Andrew J. Meyers
Title:	Managing Director and COO

ACCEPTED:

NFJ Investment Group L.P.

By:	/s/ Paul Magnuson
Name:	Paul Magnuson
Title:	Managing Director

By:	/s/ Ben Fischer
Name:	Ben Fischer
Title:	Managing Director

Appendix B

Outstanding Shares and Significant Shareholders

As of June 4, 2007, as shown on the books of the Trust, there were issued and outstanding the following number of shares of beneficial interest of each class of the Fund:

Class	Shares Outstanding
Class A	376,989.601
Class B	313,184.827
Class C	386,905.374
Class D	485,830.252
Administrative Class	1,185.609
Institutional Class	546,277.370

As of June 4, 2007, to the best of the knowledge of the Trust, the following persons owned beneficially 5% or more of the outstanding shares of the indicated classes of the Fund:

NFJ All-Cap Value Fund Shareholder	Number of Shares	Percentage of Class
Class A
* MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	35,763.144	9.39%

Class B
* MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	37,891.758	12.10%

Class C
* MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	38,084.015	9.69%

Citigroup Global Markets, Inc, 333 West 34th St., New York, NY 10001-2483	26,882.253	6.84%

Class D
*+Charles Schwab & Co Inc., Special Custody Accounts FBO Customers 101 Montgomery St, San Francisco, CA 94104-4122	422,199.814	86.86%

Administrative Class
+Allianz Global Investors of America LP 680 Newport Center Drive Suite 250, Newport Beach, CA 92660-4046	1,150.490	99.99%

Institutional Class
+State Street Corp as Cust for Pacific Life Charitable Foundation 801 Pennsylvania Ave, Kansas City, MO 64105-1307	153,012.548	28.01%

+State Street Corp as Cust for California Race Track Association 801 Pennsylvania Ave, Kansas City, MO 64105-1307	151,037.928	27.65%

State Street Corp as Custodian for Ralph Stern & Suzanne Stern, Trustee of R&S Stern Revocable Trust, 801 Pennsylvania Ave, Kansas City, MO 64105	68,314.584	12.51%

Ralph Stern and Suzanne Stern Chairtable Remainder Unitrust 1345 Avenue of the Americas, New York, NY 10105-0302	56,918.811	10.42%

State Street Bank & Trust TTEE for City of Alpharetta Defined Benefit Pension Plan 801 Pennsylvania Ave, Kansas City, MO 64105-1307	37,729.852	6.91%

State Street Bank & Trust as Trustee for Douglas County Defined Benefit Pension Plan, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	30,343.513	5.55%

*	Shares are believed to be held only as nominee.
+	Entity owned 25% of more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term in defined in the 1940 Act.

As of June 4, 2007, to the best of the knowledge of the Trust, in the aggregate the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund and of the Trust as a whole.